     CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Glenn Catchpole, Chief Executive Officer of Uranerz Energy Corporation (formerly Carleton Ventures Corp.) (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)
the Quarterly Report on Form 10-QSB of the Company, for the quarter ended June 30, 2005, and to which this certification is attached as Exhibit 32.1 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ “Glenn Catchpole”
Name:	GLENN CATCHPOLE
Title:	CHIEF EXECUTIVE OFFICER
Date:	August 10, 2005